UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2009

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment is being filed by Take-Two Interactive Software, Inc. (the “Company”) to amend the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on December 17, 2009 (the “Initial Filing”).  The financial tables from the Company’s earnings press release issued on December 17, 2009 were omitted from Exhibit 99.1 of the Initial Filing.  The missing financial tables are now included in Exhibit 99.1 attached hereto, which contains the entire earnings press release of the Company for its fourth fiscal quarter and fiscal year ended October 31, 2009, as issued by the Company at 4:00 p.m. Eastern time on December 17, 2009.

Item 2.02               Results of Operations and Financial Condition

On December 17, 2009, Take-Two Interactive Software, Inc. (the “Company”) issued a press release announcing the financial results of the Company for its fourth fiscal quarter and fiscal year ended October 31, 2009.  A copy of this press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  In addition, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated December 17, 2009 relating to Take-Two Interactive Software, Inc.’s financial results for its fourth fiscal quarter and fiscal year ended October 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Senior Vice President, Associate General Counsel and Secretary

Date: December 18, 2009

EXHIBIT INDEX

Exhibit

99.1	Press Release dated December 17, 2009 relating to Take-Two Interactive Software, Inc.’s financial results for its fourth fiscal quarter and fiscal year ended October 31, 2009.